UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2012

COLORADO GOLDFIELDS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-51718	20-0716175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10920 West Alameda Avenue, Suite 201
Lakewood, CO 80226
(Address of Principal Executive Offices)

(303) 984-5324
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Silver Wing Mine

On October 31, 2012, the Company entered into a Contract for Purchase of the Silver Wing Mine.  The terms of the Contract provide that the Company:

a.	Issue to Jo Grant Mining Company, Inc. Twelve Million (12,000,000) four-year restricted shares of CGFIA Class A Common Stock on or before January 6, 2013.

b.
The Purchaser shall pay off the existing note in favor of a Colorado bank, dated March, 6, 2008, assigned to Seller on October 17, 2012, having a present balance of approximately $60,352.88, as of October 31, 2012 on or before January 6, 2013.

c.	To pay to Jo Grant Mining Company, Inc a sum of $50,000, no later than January 6, 2013.

d.
Provide Jo Grant Mining Company for a period of 99 years a 5% Net Smelter Royalty (“NSR”), with a minimum of $10 per ton for the first 54,350 tons of ore produced from the Silver Wing Mining Claims listed in Exhibit A. The payment of the NSR shall be made not more than 45 days after the close of the month during which the payment is received from the smelter or buyer on which such NSR is calculated.

The property consists of 10 patented mining claims (70 acres) in San Juan County, in southwestern Colorado, known as the Silver Wing Mine.  The Company intends to develop a mining and milling operation to produce gold, silver, copper, lead, and zinc concentrates.

The Champion Mine

On November 2, 2012, the Company entered into a Contract for Purchase of the Champion Mine.  The terms of the Contract provide that the Company:

a.	Issue to Jo Grant Mining Company, Inc. Twenty Four Million (24,000,000) four-year restricted shares of CGFIA Class A Common Stock on or before January 6, 2013.

b.
The Purchaser shall pay $3,000,000 to Jo Grant Mining, Inc. only for the purpose of consummating Seller’s Contract to Buy and Sell Real Estate (Land), between Jo Grant Mining, Inc. (as the Buyer), and a Texas limited liability company, (as the Seller), dated October 9, 2012, no later than January 6, 2013; and

c.	To pay to Jo Grant Mining Company, Inc a sum of $50,000, no later than January 6, 2013.

d.
Provide Jo Grant Mining Company for a period of 99 years a 5% Net Smelter Royalty (“NSR”), with a minimum of $10 per ton for the first 54,350 tons of ore produced from the Silver Wing Mining Claims listed in Exhibit A. The payment of the NSR shall be made not more than 45 days after the close of the month during which the payment is received from the smelter or buyer on which such NSR is calculated.

The Champion Mine consists of approximately 354 acres located in the San Juan Mountains at Silverton, Colorado. The Mine is located within the historically productive rim (i.e. over $700 million in gold, silver and base metals produced since 1874) of the Silverton Caldera complex at the southwestern extremity of the very prolific Colorado Mineral Belt. Several major narrow (i.e. average 3 to 6 feet wide with stopes up to 9,000 feet long and vertical extent of at least 2,500 feet) vein deposits each up to 10 million tons or more have previously operated profitably in the district.

The property has been intermittently developed and mined by numerous separate operators between 1876 and 1942, during which period an estimated 375,000 ounces of gold and 15,000,000 ounces of silver have been produced from a northwesterly trending and steeply south dipping vein system.  Production was halted in 1942 as a result of the US Government's Gold Mine Closing Order, brought on by World War II.

Both contracts provide in part that:

Seller hereby agrees that for a period commencing on the issuance date of the Class A Common Stock that the Class A Common Stock issued pursuant to paragraph 3.1 of this Agreement and expiring four years from the purchase agreement date, he, she or it will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company issued pursuant to this Agreement, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the “Securities”).

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Board of Directors approved, and the Company filed Pursuant to the provisions under the Nevada Revised Statutes 78.385 and 78.390, the following Amendment to the Articles of Incorporation of Colorado Goldfields Inc:

1. Name of the Corporation is Colorado Goldfields Inc.

2. Article IV of the Articles of Incorporation is amended and restated to read as follows:

ARTICLE IV is hereby amended and restated in its entirety to read as follows:

Section 4.01 Number and Class.  The total number of shares of capital stock to which the Corporation has authority to issue is one billion five hundred million (1,500,000,000).  The total number of shares of Class A Common Stock which the Corporation is authorized to issue is one billion (1,000,000,000) having a par value of $0.001 each.  The total number of shares of Class B Common Stock which the Corporation is authorized to issue is five hundred million (500,000,000) having a par value of $0.001 each.

The Common Stock may be issued from time to time without action by the stockholders.  The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors of the Corporation shall have the authority, by resolution or resolutions, to: (1) issue such shares of Common Stock of either class in one of more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof, (2) establish and fix the distinguishing designation of each such series and the number of shares thereof, which number, by like action of the Board of Directors, from time to time thereafter, may be increased, except when otherwise provided by the Board of Directors in creating such series, and (3) within the limitations of applicable law of the State of Nevada or as otherwise set forth in this Article, to fix and determine the relative voting powers, designations, preferences, limitations, restrictions and relative rights of the various classes or stock or series thereof and the qualifications, limitations or restrictions such rights of each series so established prior to the issuance thereof.  There shall be no cumulative voting by shareholders.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Item	Location
3.1	Certificate of Amendment filed with the State of Nevada on October 22, 2012	Provided herewith
10.1	Contract for Purchase dated October 31, 2012 between Colorado Goldfields Inc. and Jo Grant Mining, Co., Inc.	Provided herewith
10.2	Contract for Purchase dated November 2, 2012 between Colorado Goldfields Inc. and Jo Grant Mining, Co., Inc.	Provided herewith

5

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO GOLDFIELDS INC.
Dated: November 6, 2012
	By:	/s/ Lee R. Rice
Lee R. Rice
President & Chief Executive Officer